UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2013

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33185	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4350 LA JOLLA VILLAGE DRIVE, SUITE 950, SAN DIEGO, CA	92122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 27, 2013, MediciNova, Inc. (the “Company”) entered into a sublease agreement (the “Sublease”) with Denali Advisors LLC, the sublessor, to which Irvine Company, the master landlord, has provided its consent. The Sublease covers 5,219 square feet of office space located at 4275 Executive Square, Suite 650, La Jolla, California, 92037, which the Company plans to use as its new headquarters. The initial term of the Sublease is from March 1, 2013 until November 30, 2017.

The foregoing description of the Sublease is qualified in its entirety by reference to the Sublease, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Sublease Agreement between the Company and Denali Advisors LLC dated February 27, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINOVA, INC.

By:	/s/ Michael Gennaro
Michael Gennaro
Chief Financial Officer

Date: March 1, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Sublease Agreement between the Company and Denali Advisors LLC dated February 27, 2013.